Acquisitions and divestitures other than National (Acquisitions and divestitures other than National [Member])	12 Months Ended
Dec. 31, 2011
Acquisitions and divestitures other than National [Member]
Business Acquisitions and Divestitures [Line Items]
Acquisitions and divestitures
Acquisitions and divestitures other than National
Acquisitions
In October 2010, we acquired our first semiconductor manufacturing site in China, located in the Chengdu High-tech Zone. This included a fully equipped and operational 200-millimeter wafer fabrication facility (fab), as well as a non-operating fab that is being held for future capacity expansion. Additionally, we offered employment to the majority of existing employees at the Chengdu site. We provided transitional supply services through the middle of 2011, while also installing our analog production processes. This acquisition, which was recorded as a business combination, used net cash of $140 million. As contractually agreed, we made an additional payment to the seller in October 2011.We recorded $158 million of property, plant and equipment, $5 million of inventory, $4 million of other assets and $8 million of expenses. Operating results for the transitional supply services are included in Other. Additionally, we incurred acquisition costs of $2 million.

In August 2010, we completed the acquisition of two wafer fabs and equipment in Aizu-Wakamatsu, Japan, for net cash of $130 million. The terms of the acquisition included an operational 200-millimeter fab as well as a non-operating fab capable of either 200- or 300-millimeter production that is being held for future capacity expansion. Additionally, we offered employment to the existing employees at the Aizu site. We provided transitional supply services through 2011, while also installing our analog production processes.

The acquisition of the two Aizu wafer fabs and related 200-millimeter equipment was recorded as a business combination for net cash of $59 million. We recorded $42 million of property, plant and equipment, $9 million of inventory and $8 million of expenses, which were charged to COR. Operating results for the transitional supply services are included in Other. In connection with the Aizu acquisition, we also settled a contractual arrangement with a third party for our benefit for net cash of $12 million, which was recorded as a charge in COR in Other. Additionally, we incurred acquisition-related costs of $1 million, which were recorded in SG&A. The Aizu acquisition also included 300-millimeter production tools, which we recorded as a capital purchase for net cash of $58 million.

In 2009, we acquired Luminary Micro for net cash of $51 million and other consideration of $7 million. These operations were integrated into our Embedded Processing segment. We also acquired CICLON Semiconductor Device Corporation for net cash of $104 million and other consideration of $7 million. These operations were integrated into our Analog segment.

The results of operations for these acquisitions have been included in our financial statements from their respective acquisition dates. Pro forma financial information would not be materially different from amounts reported.

Divestitures
In November 2010, we divested a product line previously included in Other for $148 million and recognized a gain in operating profit of $144 million. This appears in the Consolidated statements of income on the Acquisition charges/divestiture (gain) line for 2010.